Exhibit 99.(B)16

POWER OF ATTORNEY

I, the undersigned Officer and Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495 333-138186	811-21938 811-21938
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil) 333-61831 (25mil)	811-5410 811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 15, 2007.

/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer and
Trustee:
ING Global Advantage and Premium Opportunity Fund
ING Global Equity Dividend and Premium Opportunity Fund
ING Prime Rate Trust
ING Risk Managed Natural Resources Fund

POWER OF ATTORNEY

I, the undersigned Officer, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety and Shaun P. Mathews, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495 333-138186	811-21938 811-21938
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil) 333-61831 (25mil)	811-5410 811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 15, 2007.

/s/ Todd Modic

Todd Modic
Senior Vice President, Chief/Principal Financial
Officer and Assistant Secretary

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495 333-138186	811-21938 811-21938
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil) 333-61831 (25mil)	811-5410 811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 13, 2007.

/s/ John V. Boyer

John V. Boyer
Director and Trustee

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495 333-138186	811-21938 811-21938
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil) 333-61831 (25mil)	811-5410 811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 14, 2007.

/s/ Patricia W. Chadwick

Patricia W. Chadwick
Director and Trustee

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495 333-138186	811-21938 811-21938
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil) 333-61831 (25mil)	811-5410 811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 15, 2007.

/s/ J. Michael Earley

J. Michael Earley
Director and Trustee

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495 333-138186	811-21938 811-21938
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil) 333-61831 (25mil)	811-5410 811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 15, 2007.

/s/ R. Barbara Gitenstein

R. Barbara Gitenstein
Director and Trustee

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495 333-138186	811-21938 811-21938
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil) 333-61831 (25mil)	811-5410 811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 15, 2007.

/s/ Patrick W. Kenny

Patrick W. Kenny
Director and Trustee

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495 333-138186	811-21938 811-21938
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil) 333-61831 (25mil)	811-5410 811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 15, 2007.

/s/ Jock Patton

Jock Patton
Chairman and Director/Trustee

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495 333-138186	811-21938 811-21938
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil) 333-61831 (25mil)	811-5410 811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 15, 2007.

/s/ Sheryl K. Pressler

Sheryl K. Pressler
Director and Trustee

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495 333-138186	811-21938 811-21938
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil) 333-61831 (25mil)	811-5410 811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 15, 2007.

/s/ David W.C. Putnam

David W. C. Putnam
Director and Trustee

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495 333-138186	811-21938 811-21938
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil) 333-61831 (25mil)	811-5410 811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 15, 2007.

/s/ John G. Turner

John G. Turner
Director and Trustee

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495 333-138186	811-21938 811-21938
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil) 333-61831 (25mil)	811-5410 811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 15, 2007.

/s/ Roger B. Vincent

Roger B. Vincent
Director and Trustee